Exhibit 13.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rhodia S.A. (the “Company”) on Form 20-F for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.             The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2004	By:	/s/ Jean-Pierre Clamadieu
		Name:	Jean-Pierre Clamadieu
		Title:	Chairman and Chief Executive Officer
By:
Date: March 23, 2004		/s/ Pierre Prot
		Name:	Pierre Prot
		Title:	Senior Vice President and Chief Financial Officer